THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE.

                                CONVERTIBLE NOTE

$150,000.00                                                        June 11, 2003
                                                             New York, New York

     1. Consideration FOR VALUE RECEIVED, SUNCOAST NATURALS, INC., a Delaware corporation (the "undersigned" or the "Company"), hereby promises to pay to the order of GOLDSTRAND INVESTMENTS, INC., a Delaware corporation (the "holder" or the "Registered Holder"), at its offices located at 1040 First Avenue, Suite 190, New York 10022, or at such other place as the holder shall designate to the undersigned in writing, in lawful money of the United States of America or in New York Clearing House Funds, the principal amount of One Hundred Fifty Thousand Dollars ($150,000.00) on the Maturity Date (as defined below). The Company promises to pay the entire said principal sum, together with interest thereon, in accordance with the terms of this Note (as hereinafter defined below).

     2. Payment. On October 13, 2003 (the "Maturity Date"), the Company shall pay to the holder the entire unpaid principal amount on this Note. The Company shall also pay to the holder interest on said principal sum of this Note at the rate of twelve percent (12%) per annum, accruing from and after the date hereof. Such interest payments shall commence on July 1, 2003 and shall thereafter be paid on the first business day of each consecutive calendar month, and on the Maturity Date, accelerated or otherwise.

     Principal and interest shall be payable at the most recent address as the Registered Holder shall have designated to the Company in writing. No payment of the principal of this Note may be made prior to the Maturity Date by the Company without the consent of the Registered Holder.

     3. Overdue Interest Payments. Interest on the indebtedness evidenced by this Note after default or maturity accelerated or otherwise shall be due and payable at the rate of eighteen (18%) percent per annum, subject to the limitations of applicable law.

     4. Holidays. If this Note or any installment hereof becomes due and payable on a Saturday, Sunday or public holiday under the laws of the State of New York, the due date hereof shall be extended to the next succeeding business day. All payments received by the holder shall be applied first to the payment of all accrued interest payable hereunder.

     5. Issuance of Notes. This Note has been issued by the Company pursuant to the authorization of the Board of Directors of the Company (the "Board"). This Note together with any Notes from time to time issued in replacement thereof, whether pursuant to transfer and assignment, partial conversion thereof or otherwise, are collectively referred to herein as "Notes".

     6. Conversion. (a) Subject to the provisions hereof, the holder shall have the right, at its sole and exclusive option, at any time prior to the Maturity Date, to convert all or any portion of the outstanding principal amount of this
Note into such number of shares of Common Stock, par value $.001 per share, of the Company (the "Common Stock"), at the fixed rate of $0.66 of such principal amount per share (the "Conversion Price"). Accordingly, based upon the Conversion Price, in the event that the holder elects to convert the entire principal amount of this Note, then the entire $150,000.00 principal amount of this Note shall be converted into 225,000 shares of Common Stock. The shares of Common Stock issuable upon conversion of this Note, if any, are hereinafter collectively referred to as the "Conversion Shares".

     (b) The holder shall exercise its right to convert the Notes hereunder by faxing an executed and completed Notice of Conversion to the Company, and the holder shall deliver, within (3) business days thereafter, the original Notice of Conversion (and the related original Notes) to the Company by hand delivery or by express courier, duly endorsed. Each date on which a Notice of Conversion is faxed to the Company in accordance with the provisions hereof shall be deemed to be a "Conversion Date". The Company will transmit the certificates representing the Conversion Shares issuable upon conversion of this Note, upon such conversion, to the holder via express courier as soon as practicable, but in all events no later than three (3) business days after the Conversion Date. For purposes of this Agreement, such conversion of the Notes shall be deemed to have been made immediately prior to the close of business on the Conversion Date (the "Delivery Date").

     (c) If the entire outstanding principal amount of this Note is not converted, then the Company shall also issue and deliver to such holder a new Note of like tenor in the principal amount equal to the principal amount which was not converted and dated the Conversion Date. Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which a Notice of Conversion shall have been delivered as aforesaid and the person or persons in whose name or names any certificate of certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of the Conversion Shares represented thereby at such time on such date.

     (d) All of the Conversion Shares shall, upon delivery, be duly authorized, validly issued and fully paid and nonassessable.

     (e) The issuance of certificates for the Conversion Shares upon any conversion of this Note shall be made without charge to the holder for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates evidencing the Conversion Shares shall be issued only in the name of the registered holder of this Note.

     (f) The Company hereby covenants and agrees with the holder that, in addition to all costs and expenses to be paid and reimbursed by the Company pursuant to the terms of the Offering, the Company will pay or cause to be paid the following: (a) on or prior to the date hereof, all fees, disbursements and expenses of the holder's counsel in connection with the preparation and execution of the Notes up to a maximum of $15,000.00; and (b) all other costs and expenses incident to the performance of its obligations in respect of the registration of the Conversion Shares or otherwise under this Note.

7. REGISTRATION RIGHTS.

     (a) Registration Rights Granted. The Company hereby grants the following registration rights to the holder:

     The Company shall file a registration statement on Form SB-2 (or such other form that it is eligible to use)(the "Registration Statement") in order to register all of the Conversion Shares for resale and distribution under the Securities Act of 1933, as amended (the "Securities Act"), with the Securities and Exchange Commission (the "Commission") on or prior to June 13, 2003 (the "Filing Date"), and shall cause such Registration Statement to, in all events, be declared effective within 120 days following the Filing Date, i.e., on or prior to October 13, 2003 (the "Effective Date"). Following the Effective Date, the Registration Statement shall thereafter remain effective until the resale of all of Conversion Shares pursuant to Section 7(b)(ii) below. The Company shall register all (but not less than all) of the Conversion Shares hereunder. The Registration Statement set forth in this Section 7(a) shall include and cover all of the Conversion Shares plus up to (but not exceeding) 1,625,000 additional shares of Common Stock. Accordingly, the Registration Statement shall cover an aggregate of 1,850,000 shares of Common Stock.

     (b) Registration Procedures. The Company shall, as expeditiously as possible:

         (i) prepare and file with the Commission, on or prior to the Filing Date, the Registration Statement as set forth in Section 7(a) above with respect to the Conversion Shares; and cause such Registration Statement to be declared effective on or prior to the Effective Date; and cause the Registration
Statement to remain effective thereafter for the period set forth in Section 7(b)(ii) below; and promptly provide to the holder copies of all filings and Commission letters of comment;

         (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until the resale of all of the Conversion Shares hereunder;

         (iii) furnish to the holder such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as the holder reasonably may request to facilitate the public sale or disposition of the securities covered by the Registration Statement;

         (iv) register or qualify the Conversion Shares covered by the Registration Statement under the securities or "blue sky" laws of such jurisdictions as may be requested by the holder; provided, however, that the Company shall not, for any such purpose, be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

         (v) list the Conversion Shares covered by such Registration Statement with any securities exchange on which the Common Stock of the Company is then listed;

         (vi) immediately notify the holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

         (vii) make available for inspection by the holder and any attorney, accountant or other agent retained by the holder, all publicly available financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available information reasonably requested by the attorney, accountant or agent of such holder.

     (c) Registration Defaults. In the event, however, that the Registration Statement is: (i) not filed with the Commission for any reason whatsoever on or prior to June 13, 2003; or (ii) not declared effective by the Commission for any reason whatsoever on or prior to October 13, 2003, then any such failure to file or be declared effective shall constitute an event of default pursuant to
Section 11(d) hereof (the "Registration Default"). Upon the occurrence of any such Registration Default, then the holder shall be entitled to exercise all of its rights and remedies under this Note and the Pledge Agreement (as hereinafter defined) in addition to any other rights and remedies which holder may be entitled to exercise at law, in equity or otherwise. Notwithstanding anything to the contrary contained in this Agreement, the Convertible Note or any other document or instrument, upon the occurrence of any Registration Default, then the holder may, at its sole and exclusive option, elect not to accept any payment of principal, interest or other sums under the Convertible Note, or any other cure by the Company and/or Pledgor (as hereinafter defined), and may exercise (in addition to any other available rights or remedies at law, in equity or otherwise) any or all of the rights and remedies set forth in this Note and/or Pledge Agreement.

     (d) Registration Expenses. All expenses incurred by the Company in complying with this Section 7, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the NASD, transfer taxes, fees of transfer agents and registrars, fees of (and disbursements incurred by) counsel for the holder and costs of insurance, are included in the "Registration Expenses" hereunder. The Company shall solely and exclusively pay as and when due all such Registration Expenses.

     (e) Indemnification.

         (i) In the event of a registration of any Conversion Shares under the Securities Act pursuant to this Section 7, the Company will indemnify and hold harmless the holder, and its officers, directors and each other person, if any, who controls the holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the holder, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement (including the Registration Statement) under which such Conversion Shares were registered under the Securities Act pursuant to this Section 7, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the holder, and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the holder or any such person in writing specifically for use in any such document.

         (ii) In the event of a registration of the Conversion Shares under the Securities Act pursuant to this Section 7, the holder will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Conversion Shares were registered under the Securities Act pursuant to this Section 7 (including the Registration Statement), any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the holder will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by the holder specifically for use in any such document.

         (iii) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7(e)(iii) and shall only relieve it from any liability which it may have to such indemnified party under this Section 7(e)(iii) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7(e)(iii) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; if the indemnified party retains its own counsel, then the indemnified party shall pay all fees, costs and expenses of such counsel; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified parties shall have the right to select separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

8. Representations of the Company.

     The Company hereby represents and warrants to the holder as follows:

     a. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Company's subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction. Each of the Company and its subsidiaries is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company, and its subsidiaries. Schedule 8(a) sets forth all subsidiaries of the Company wherein the Company owns any outstanding capital stock or equity interests of any such entities.

     b. Capitalization. On the date hereof, the authorized capital of the Company consists of: (i) 25,000,000 shares of Common Stock, par value $.001 per share, of which 3,850,000 are issued and outstanding; and (ii) 1,000,000 shares of unclassified Preferred Stock, of which 100,000 shares Series A Redeemable Preferred Stock are issued and outstanding. Schedule 8(b) sets forth all of the options, warrants and convertible securities of the Company, and any other rights to acquire securities of the Company (collectively, the "Derivative Securities") which are outstanding on the date hereof, including in each case:
(i) the name and class of such Derivative Securities; (ii) the issue date of such Derivative Securities;, (iii) the number of shares of Common Stock into which such Derivative Securities are convertible as of the date hereof, (iv) the conversion or exercise price or prices of such Derivative Securities as of the date hereof (v) the expiration date of any conversion or exercise rights held by the owners of such Derivative Securities; and (vi) any registration rights associated with such Derivative Securities or outstanding Common Stock.

     c. Conversion Shares. The Conversion Shares, when issued, shall be duly and validly issued, fully paid and non-assessable, and shall not subject the holder thereof to personal liability by reason of being such a holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire any of the Conversion Shares.

     d. Reporting Company Status. The Common Stock is not presently registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Pursuant to Section 13 hereof, the Company shall promptly file with the Commission all reports and documents required to be filed to register the Common Stock, and shall thereafter file and maintain all reports on a current basis, pursuant to the Exchange Act. e. Authorized Shares. The Company has legally available a sufficient number of authorized and unissued shares of Common Stock as may be necessary to effect the conversion of this Note. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of shares of Common Stock upon conversion of this Note. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of this Note is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company and notwithstanding the commencement of any case under 11 U.S.C. ss. 101 (the "Bankruptcy Code"). In the event the Company becomes a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the conversion of this Note. The Company agrees, without cost or expense to the holder, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss. 362.

     f. Legality. The Company has the requisite corporate power and authority to and to issue and deliver this Note and the Conversion Shares.

     g. Transaction Agreements. This Note and the Pledge Agreement (collectively, the "Primary Documents"), and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Company and this Note has been duly executed and delivered by the Company, and this Note is, and the Primary Documents, when executed and delivered by the Company, will each be, a legal, valid and binding agreement of the Company, enforceable in accordance with their respective terms, except to the extent that enforcement of this Note and each of the Primary Documents may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity.

     h. Non-Contravention. The execution and delivery of this Note and each of the other Primary Documents, and the consummation by the Company of the other transactions contemplated by this Note and each of the other Primary Documents, does not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or By-laws of the Company, or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company andlor any of its subsidiaries is a party, or by which the Company andlor its subsidiaries or any of their respective properties or assets are bound, or any existing applicable law, rule, or regulation or any applicable decree, judgment or order of any court or United States federal or state regulatory body, administrative agency, or any other governmental body having jurisdiction over the Company and/or its subsidiaries and/or any of their respective properties or assets.

     i.  Approvals.  No  authorization,   approval  or  consent  of  any  court,
governmental body, regulatory agency, self-regulatory organization, stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the entry into or the performance of this Note and the other Primary Documents.

     j. SEC Filings. None of the reports or documents filed by the Company with the Commission contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein, or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     k. Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the holder (i) that could reasonably be expected to have a material adverse effect upon the condition (financial or otherwise) or the earnings, business affairs, properties or assets of the Company andlor its subsidiaries or (ii) that could reasonably be expected to materially and adversely affect the ability of the Company to perform the obligations set forth in the Primary Documents. The representations and warranties of the Company set forth herein do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained herein, in light of the circumstances under which they were made, not misleading.

     1. Title to Properties; Liens and Encumbrances. Each of the Company and its subsidiaries has good and marketable title to all of its material properties and assets, both real and personal, and has good title to all its leasehold interests.

     m. Patents and Other Proprietary Rights. Each of the Company and its subsidiaries has good title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for the conduct of its business as now conducted and as proposed to be conducted, and such businesses do not and would not conflict with or constitute an infringement on the rights of others.

     n. Permits. Each of the Company and its subsidiaries has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now conducted. Neither the Company nor any of its subsidiaries is in default in any respect under any of such franchises, permits, licenses or similar authority.

     o. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, after reasonable inquiry, threatened against or affecting the Company andlor any of its subsidiaries, in which an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other) or results of operations of the Company andlor its subsidiaries, or the transactions contemplated by the Primary Documents, or which would adversely affect the validity or enforceability of or the authority or ability of the Company to perform its obligations under, the Primary Documents.

     p. No Default. Each of the Company and its subsidiaries is not in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it or its property may be bound.

     q. Transactions with Affiliates. There are no agreements, understandings or proposed transactions between the Company and/or its subsidiaries and any of their respective officers, directors and/or affiliates.

     r. Employment Matters. Each of the Company and its subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company and/or its subsidiaries would have any liability; the Company andlor its subsidiaries has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company and/or its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

     s. Insurance. Each of the Company and its subsidiaries maintains property and casualty, general liability, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards and its historical claims experience. The Company has not received notice from, and after reasonable inquiry, has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company and/or any of its subsidiaries) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

     t. Taxes. All applicable tax returns required to be filed by the Company and each of its subsidiaries have been prepared and filed in compliance with all applicable laws, or if not yet filed have been granted extensions of the filing dates which extensions have not expired. All taxes, assessments, fees and other governmental charges upon the Company and its subsidiaries, or upon any of their respective properties, income or franchises, shown in such returns and on assessments received by the Company or its subsidiaries to be due and payable have been paid, or adequate reserves therefor have been set up if any of such taxes are being contested in good faith.

     u. Investment Company Act. The Company is not conducting, and does not intend to conduct its business in a manner which would cause it to become, an "investment company," as defined in Section 3(a) of the Investment Company Act of 1940, as amended.

     v. Agent Fees. The Company has not incurred any liability for any finder's or brokerage fees or agent's commissions in connection with the offer and sale of the transactions contemplated by this Agreement.

     w. Private Offering. The offer, sale and issuance of this Note and the Conversion Shares as contemplated hereby are exempt from the registration requirements of the Securities Act. The Company agrees that neither the Company nor anyone acting on its behalf will offer this Note or the Conversion Shares, or any similar securities, for issuance or sale, or solicit any offer to acquire any of the same from anyone so as to render the issuance and sale of such securities subject to the registration requirements of the Securities Act. The Company has not offered or sold this Note or the Conversion Shares, by any form of general solicitation or general advertising, as such terms are used in Rule 5 02(c) under the Securities Act. Holder shall be able to duly resell, and duly register for resale pursuant to the Securities Act and other applicable laws, all of the Conversion Shares under the Registration Statement in accordance with
Section 7 hereof.

     9. Covenants.

     (a) The Company shall pay or caused to be paid all taxes, assessments and governmental charges lawfully levied or assessed upon the Company andlor its subsidiaries, and for their respective properties or any part thereof, and upon its or their income for profits, and any part thereof, before the same shall become delinquent; and shall duly observe, and conform to, all lawful requirements of any governmental authority relative to any of its or their properties, and all covenants, terms and conditions upon or under which any of its or their properties are held; provided that nothing contained herein shall require the Company and/or any of it subsidiaries to pay any such tax, assessment or governmental charges so long as the validity thereof shall be contested in good faith by appropriate proceedings and adequate reserves with respect thereto shall have been set aside on the books of the Company.

     (b) The Company andlor each of its subsidiaries at all times shall maintain its corporate existence and right to carry on its business and will duly procure all necessary renewals and extensions thereof and use its best efforts to maintain, preserve and renew all of its rights, powers, privileges and franchises.

     (c) The Company shall not: (i) sell, assign (by operation or law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Common Stock; (ii) create or suffer to exist any pledge, lien, security interest whatsoever upon or with respect to any of the Common Stock, except for the liens under the Pledge Agreement; (iii) take any other action to permit the Company to issue any additional Common Stock or shareholder interests, or to issue any securities convertible into, or granting the right to purchase or exchange for, any such Common Stock or shareholder interests of the Company; or
(iv) take any action or enter into any agreement or undertaking restricting the right or ability of the holder to exercise any of its rights and remedies as set forth in the Pledge Agreement.

     (d) The Company shall at no time close its stock transfer books against the transfer of any shares of Common Stock issued or issuable upon the conversion of this Note in any manner which interferes with the timely conversion of such Note.

     (e) As used in this Note, the term "Common Stock" shall include all stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily be entitled to vote for the election of the directors of the Company.

     (f) The Company and/or its subsidiaries shall not, by amendment of its Articles of Incorporation or By-laws or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, and will at all times assist in good faith in the carrying out of all the provisions of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Registered Holders of this Note against impairment.

     (g) In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Registered Holder of the Notes, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

     10. Limitation on Certain Corporate Acts. The Company hereby covenants and agrees that, upon any consolidation or merger or upon the transfer of all or substantially all of the property or assets of the Company and/or its subsidiaries, the due and punctual payment of the principal and interest on all the Notes according to their tenor and the due and punctual performance and observance of all the terms, covenants and conditions of this Note to be kept and performed by the Company shall be expressly assumed by the corporation formed by such consolidation, or into which the Company shall have merged or by the purchaser of such property or assets; and such assumption shall be an express condition of such merger or consolidation agreement or agreement for the transfer of property or assets.

     11. Events of Default. In case one or more of the following events of default shall have occurred:

     (a) default in the due and punctual payment of interest upon, or principal of, this Note as and when the same becomes due and payable hereunder either at maturity or otherwise; or

     (b) failure to deliver the Conversion Shares required to be delivered upon conversion of this Note in the manner and at the time required hereunder; or

     (c) failure of the Company to have authorized the number of Conversion Shares equal to the number of shares of Common Stock issuable upon conversion of this Note; or

     (d) the Registration Statement shall not be: (i) filed with the Commission for any reason whatsoever on or prior to June 13, 2003; or (ii) declared effective by the Commission for any reason whatsoever on or prior to October 13, 2003 (i.e., the Registration Default); or

     (e) failure on the part of the Company to duly observe or perform any of its other covenants or agreements contained in, or to cure any breach of a representation or covenant contained in, this Note, the Primary Documents or any other agreement or instrument entered into in connection therewith; or

     (f) a decree or order by a court having jurisdiction has been entered adjudging the Company and/or any of its subsidiaries bankrupt or insolvent, or approving a petition seeking reorganization of the Company and/or any of its subsidiaries under any applicable bankruptcy law and such decree or order has continued undischarged or unstayed for a period of thirty (30) days; or a decree or order of a court having jurisdiction for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company and/or any of its subsidiaries or of all or substantially all of its property, or for the winding-up or liquidation of its affairs, has been entered, and has remained in force undischarged or unstayed for a period of thirty (30) days; or

     (g) the Company and/or any of its subsidiaries institutes proceedings to be adjudicated a voluntary bankrupt, or consents to the filing of a bankruptcy proceeding against it, or files a petition or answer or consent seeking reorganization under applicable law, or consents to the filing of any such petition or to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of all or substantially all of its property, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due; or if the Company and/or any of its subsidiaries shall suffer any writ of attachment or execution or any similar process to be issued or levied against it or any significant part of its property which is not released, stayed, bonded or vacated within thirty (30) days after its issue or levy; or if the Company and/or any of its subsidiaries takes corporate action in furtherance of any of the aforesaid purposes or conditions; or

     (h) if any event of default shall occur under any indenture, mortgage, agreement, instrument or commitment evidencing or under which there is at the time outstanding any indebtedness of the Company and/or any of its subsidiaries in excess of $25,000.00, or which results in such indebtedness in an aggregate amount (with other defaulted indebtedness) in excess of $25,000.00 becoming due and payable prior to its due date and if such indenture or instrument so requires, the holder or holders thereof (or a trustee on their behalf) shall have declared such indebtedness due and payable; or

     (i) if a final judgment which, either alone or together with other outstanding final judgments against the Company or any of its subsidiaries, exceeds an aggregate of $25,000.00 shall be rendered against the Company and/or any of its subsidiaries and such judgment shall have continued undischarged or unstayed for thirty (30) days after entry thereof;

then, in each and every such case (other than those specified in clauses (f) and (g) above), so long as such event of default has not been remedied and unless the principal amount of all the Notes has already become due and payable, the holder of this Note, by notice in writing to the Company, may declare the principal amount of this Note and any interest accrued thereon, if not already due and payable, to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything herein contained to the contrary notwithstanding; and, upon the occurrence of the events specified in clauses (f) and (g) above, such principal and interest shall automatically become and shall be due and payable immediately without any action on the part of the holder, anything herein contained to the contrary notwithstanding.

     12. Pledge Agreement. In order to secure all of the obligations of the Company under this Note and any document or instrument executed in connection therewith, the holder, as Pledgee, and William J. Reilly, President and Chairman of the Company, as Pledgor ("Reilly" or "Pledgor"), have entered into a Pledge Agreement, dated as of the date hereof (the "Pledge Agreement"), pursuant to which Reilly has pledged and granted to holder a security interest constituting a first priority lien on, and has delivered to the holder, an aggregate of 2,000,000 shares of Common Stock of the Company, representing all of the shares of Common Stock owned beneficially by Pledgor (the "Pledged Stock"). Each of the shares of Pledged Stock shall be freely transferable without any legend or stop order issued in connection therewith. The Company shall furnish to holder and its counsel all documentation as may be required in order to evidence that each of the shares of Pledged Stock is freely transferable, including without limitation, an opinion of the Company's counsel in form and substance acceptable to the holder and its counsel. The Pledge Agreement shall also provide that any Registration Default and any other event or default set forth in this Note shall constitute an event of default thereunder.

     13. Transferability; Certain Additional Covenants and Acknowledgments.

     a. This Note is not transferable, in whole or in part, except as otherwise provided in this Section 13. The Registered Holder may submit a written request, in person or by his duly authorized attorney, for a transfer of this Note on the register of the Company maintained at its principal offices. The Company may deem and treat the person in whose name this Note is registered as the absolute owner hereof, for the purpose of receiving payment of the principal thereof and interest hereon, whether or not the same shall be overdue, and for all other purposes whatsoever, including but without limitation, the giving of any written notices required hereunder, and the Company shall not be affected by any notice to the contrary. Notwithstanding the foregoing, the holder may at any time assign or transfer all or any part of its rights hereunder to any of its affiliates without the consent or approval of the Company.

     b. Transfer Restrictions. Holder acknowledges that this Note and the Conversion Shares have not been registered under the Securities Act, and may not be transferred unless: (A) subsequently registered thereunder; or (B) such securities are transferred pursuant to an exemption from such registration. As set forth herein, the Conversion Shares shall be so duly registered under the Securities Act pursuant to the Registration Statement.

     c. Filings. The Company undertakes and agrees that it will make all required filings in connection with the sale of this Note or the Conversion Shares, to the holder as required by United States laws and regulations, or by any domestic securities exchange or trading market, and to provide copies thereof to the holder promptly after such filing or filings.

     d. Reporting Status. As promptly as possible following the filing of the Registration Statement, the Company shall also file with the Commission Form 10-SB (or other form that the Company is eligible to use) and all other documentation required to register the Common Stock under the Exchange Act. In addition, so long as the holder beneficially owns this Note or any Conversion Shares, the Company shall at all times file and maintain in a timely manner all reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     e. State Securities Filings. The Company shall from time to time promptly take such action as the holder or any of its representatives, if applicable, may reasonably request to qualify this Note and the Conversion Shares, for offering and sale under the securities laws (other than United States federal securities laws) of the jurisdictions in the United States as shall be so identified to the Company, and to comply with such laws so as to permit the continuance of sales therein, provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to the service of process in any jurisdiction.

     f. Use of Proceeds. The Company shall use all of the net proceeds from the issuance of this Note and the Conversion Shares exclusively for working capital purposes.

     g. Reservation of Common Stock. The Company shall at all times have authorized and reserved for the purpose of issuance of a sufficient number of shares of Common Stock to provide for the Conversion Shares.

     h. Tax Treatment. For all tax purposes, the parties hereto hereby acknowledge, covenant and agree that the Notes have not been issued with, and shall not be treated as having been issued with, original issue discount for purposes of Section 305(e) andlor Sections 1271 through 1275 of the Internal Revenue Code of 1986, as amended.

     14. Transfer Agent Instructions.

     a. The Company represents that no instruction, prior to the registration and sale of the Conversion Shares issuable upon exercise of this Note, will be given by the Company to the transfer agent and that the Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Note, the Offering Documents, the Registration Statement and applicable law.

     b. In lieu of delivering physical certificates representing the Conversion Shares, provided the Company's transfer agent is participating in the Depositary Trust Company ("DTC") Fast Automated Securities Transfer program, on the written request of the holder, who shall have previously instructed the holder's prime broker to confirm such request to the Company's transfer agent, the Company shall cause its transfer agent to electronically transmit such Common Stock to the holder by crediting the account of the holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system no later than the applicable Delivery Date.

     15. Remedies Cumulative. The rights, powers and remedies given to the payee under this Note shall be in addition to all rights, powers and remedies given to it by virtue of the Pledge Agreement, Primary Documents and any document or instrument executed in connection therewith, or any statute or rule of law.

     16. Non-Waiver. Any forbearance, failure or delay by the holder in exercising any right, power or remedy under this Note, the Primary Documents any documents or instruments executed in connection therewith or otherwise available to the holder shall not be deemed to be a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude the further exercise thereof

     17. Modifications and Waivers. No modification or waiver of any provision of this Note, the Primary Documents or any documents or instruments executed in connection therewith shall be effective unless it shall be in writing and signed by the holder, and any such modification or waiver shall apply only in the specific instance for which given.

     18. Attorneys' Fees. If this Note shall not be paid when due and shall be placed by the Registered Holder hereof in the hands of an attorney for collection, through legal proceedings or otherwise, or if this Note shall not be converted into Conversion Shares on the Conversion Date, and an action is brought by the Registered Holder with respect thereto, then the Company shall pay attorneys' fees to the Registered Holder hereof, together with all costs and expenses of collection or enforcement incurred in connection with any such action.

     19. Enforcement; Specific Performance. (a) In case any one or more events of default set forth herein shall occur and be continuing, the Registered Holder then may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law.

     (b) The Company expressly agrees that the Registered Holder may not have adequate remedies at law if the Company does not perform its obligations under this Note. Upon a breach of the terms or covenants of this Note by the Company, the Registered Holder shall, each in addition to all other remedies, be entitled to obtain injunctive relief, and an order for specific performance of the Company's obligations hereunder.

     20. Governing Law. This Note and the rights and obligations of the parties hereto, shall be governed, construed and interpreted according to the laws of the State of New York. The Company agrees that any final judgment in any such action or proceeding shall be conclusive and binding, and may be enforced in any federal or state court in the United States by suit on the judgment or in any other manner provided by law. Nothing contained in this Note shall affect or limit the right of the Registered Holder to serve any process or notice or motion or other application in any other manner permitted by law, or limit or affect the right of the Registered Holder to bring any action or proceeding against the Company or any of its property in the courts of any other jurisdiction. The Company hereby consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Note, and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdiction.

     21. Waiver of Presentment, etc. The undersigned hereby waives presentment, demand for payment, protest, notice of protest and notice of non-payment hereof.

     22. Headings. The headings contained in this Note are for reference purposes only and shall not affect the meaning of interpretation of this Note.

     23. Notices. Any notice to any party required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission) or two (2) business days following deposit of such notice with a nationally recognized courier service, with postage prepaid and addressed to such party at the address set forth in the first paragraph of this Note with a copy to the Company at the address set forth below, and to the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by five (5) days advance written notice to each of the other parties hereto.

Company:        Suncoast Naturals, Inc.
                5422 Carrier Drive
                Suite 309
                Orlando, FL 32819
                Tel: (407) 226-8889
                Fax:

With a copy to:

                William J. Reilly, Esq.
                5447 NW 42 Avenue
                Boca Raton, FL 33496
                Tel: 561- 995-4625
                Fax: 561-995-4626

Registered Holder:      Goldstrand Investments, Inc.
                        1040 First Avenue, Suite 190
                        New York, NY 10022
                        Tel: (212) 317-5970
                        Fax: (212) 317-9026

With a copy to:

                        Joshua Glikman, Esq.
                        Shiboleth, Yisraeli, Roberts & Zisman, L.L.P. 350 Fifth Avenue
                        Suite 6001
                        New York, NY 10118
                        Tel: (212) 244-4111
                        Fax: (212) 563-7108

     24. Amendments and Modification. Changes in or additions to this Note may be made, and compliance with any covenant or condition herein set forth may be omitted only if the Company shall obtain the written consent from the Registered Holder of this Note.

     25. No Usury. Notwithstanding anything to the contrary set forth herein, in no event shall the total amount of all charges payable under this Note, which are or could be held to be in the nature of interest exceed the maximum rate permitted to be charged under applicable law. In the event that the Registered Holder shall receive any payment which is or would be in excess of that permitted to be charged under any such applicable law, then such payment shall have been, and shall be deemed to have been, made in error and shall be automatically retained by Registered Holder and used to reduce the principal of this Note.

     26. No Redemption. This Note shall not be subject to any redemption by the Company, and shall not be subject to subordination to any other indebtedness of the Company.

     IN WITNESS WHEREOF, the Company has caused this Note to be executed as of the date first written above.

                                        SUNCOAST NATURALS, INC.


                                        By:  /s/ William J. Reilly
                                            --------------------------------
                                            Name:  William J. Reilly
                                            Title: President

                              NOTICE OF CONVERSION

The conversion form appearing below should only be executed by the Registered Holder desiring to convert all or part of the principal amount of the Note attached hereto.

                                CONVERSION FORM

                Date:_______________________________________

                TO: SUNCOAST NATURALS, INC.

     The undersigned hereby exercises the conversion privilege upon the terms and conditions set forth in the attached Note, to the extent of the maximum number of shares of Common Stock issuable pursuant to the terms of Section 6 of the Note, and accordingly, authorizes the Company to apply $___________ principal amount of the attached Note to payment in full for such shares of Common Stock. Please register such shares and make delivery thereof as follows:
Registered in the Name of (Giving First or Middle Name in Full)

                Name___________________________
                         (Please Print)

                Address______________________

                             DELIVERY INSTRUCTIONS


     To be completed ONLY if Certificates are to be mailed to persons other than the Registered Holder.



        Name______________________________________________________________
             (Please Print)


        Address __________________________________________________________


        Signature ________________________________________________________

                                   ASSIGNMENT


     FOR VALUE RECIEVED, the undersigned hereby sells, assigns and transfers unto ____________________________________ the within the Convertible Note and all rights thereunder, hereby irrevocably authorizing the Company to transfer said Note on the books of the Company, with full power or substitution in the premises.


             Dated ________________________________________________

             Signature ____________________________________________

             Print Name ___________________________________________